                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------
                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 13, 2003


                         MARISA CHRISTINA, INCORPORATED
             (Exact name of Registrant as specified in its charter)


         Delaware                    0-24176                      11-3216809
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)


8101 Tonnelle Avenue, North Bergen, New Jersey                   07047-4601
  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:              (201) 758-9800

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits.

      99.1 Marisa Christina Incorporated News Release dated November 13, 2003

ITEM 9. REGULATION FD DISCLOSURE

The following information is being furnished pursuant to Item 9 and Item 12 of Form 8-K.

On November 13, 2003, we issued a press release reporting quarter and nine months ended September 30, 2003 financial results. A copy of the press release is attached hereto as Exhibit 99.1. The information furnished in this Item 9 and
Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall such information be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        MARISA CHRISTINA, INCORPORATED

                        BY: /s/ S. E. Melvin Hecht
                            ----------------------------------------------------
                            S. E. Melvin Hecht
                            Vice-Chairman, Chief Financial Officer and Treasurer

Dated: November 13, 2003

INDEX TO EXHIBIT

EXHIBIT NO.                             DOCUMENT
-----------                             --------
   99.1         Marisa Christina, Incorporated News Release dated November 13, 2003.